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                                                                    EXHIBIT 99.3

[SPSS LOGO]

FOR IMMEDIATE RELEASE:
Mar. 30, 2004
Contact:             Edward Hamburg                Nicole Junas
                     SPSS Inc.                     SPSS Inc.
                     Executive VP/CFO              Investor Relations
                     312.651.3000                  800.457.0161
                                                   E-mail:  INVEST@SPSS.COM

                 SPSS INC. FURTHER DELAYS FILING 2003 FORM 10-K

CHICAGO, IL. (USA), March 30, 2004 -- SPSS Inc. (NASDAQ: SPSS), a global provider of predictive analytics technology and services, today announced that it would further delay the filing of its annual report on Form 10-K with the United States Securities and Exchange Commission to complete an additional review initiated by the company.

As reported in its press release of March 15, 2004, SPSS is restating quarterly and annual results from the fourth quarter 2001 to the fourth quarter 2003 on a basis consistent with its October 2003 amended agreement with America Online
(AOL). Among the expected effects of this restatement on 2003 results announced in the SPSS earnings release of February 18, 2004, is a reduction in operating income from $6.9 million to $2.7 million and goodwill on the December 2003 balance sheet from $49.3 million to $39.3 million. These adjustments, combined with the results of a separate reexamination and restatement of the provision for income tax, are expected to reduce reported earnings per share in 2003 from $0.63 to $0.58. These results, however, remain subject to change pending their ongoing review by the company's auditors.

While performing this restatement, SPSS discovered an error in its deferred revenue accounts. The company's preliminary analysis shows that this error:

     o   Does not affect 2003 operating results;

     o Was related to the company's initial implementation at the end of 2000 of new accounting interpretations on revenue recognition; and

     o Caused revenues in GAAP reporting for the effected periods to be overstated by between $3.0 and $6.0 million.

Despite the limited scope of the identified error, SPSS elected to thoroughly review and have its auditors verify all of its deferred revenue accounts before releasing restated financial statements for 2001 and 2002 as well as its previously unreleased financial statements for 2003. The company will provide updates on the timing of these filings as soon as possible.

The restated financial results to be filed do not affect the company's 2004 guidance.

ABOUT SPSS INC.
SPSS Inc. [NASDAQ: SPSS] is a global provider of predictive analytics technology and services. The company's predictive analytics technology connects data to effective action by drawing reliable conclusions about current conditions and future events. More than 250,000 commercial, academic, and public sector customers rely on SPSS technology to help increase revenue, reduce costs, improve processes, and detect and prevent fraud. Founded in 1968, SPSS is headquartered in Chicago, Illinois. For additional information, please visit www.spss.com.


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SPSS Inc. further delays filing 2003 Form 10-K                                 2


SAFE HARBOR STATEMENT
The following constitutes the Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended:

Certain statements in this press release are forward-looking statements. Such statements can be identified by phrases such as "should be," "planning" and "expects." Such statements also involve known and unknown risks, including market conditions and competition, which may cause the company's actual results, performance, achievements, or industry results, to be materially different than any future results, performance or achievements expressed or implied in or by such forward-looking statements. By way of example and not limitation, known risks and uncertainties include changes in: market conditions, especially in Asia; changes and/or product demand and acceptance; the competitive environment; product release schedules; and currency fluctuations. In light of these and other risks and uncertainties, the inclusion of a forward-looking statement in this release should not be regarded as a representation by the company that any future results, performance or achievements will be attained. The company assumes no obligation to update the information contained in this press release. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the company's periodic reports (copies of which are available from SPSS upon request).